SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported)        November 17, 2000
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                                  SONUS CORP.
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             (Exact name of registrant as specified in its charter)


    Yukon Territory, Canada          1-13851              Not applicable
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    (State or other jurisdiction     (Commission File     (IRS Employer
     of incorporation)                         Number)    Identification No.)

111 S.W. Fifth Street, Suite 1620, Portland, Oregon                97204
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code          (503) 225-9152
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         By letter dated November 17, 2000, KPMG LLP confirmed to the Registrant that the auditor-client relationship between the Registrant and KPMG LLP had ceased.

         KPMG LLP's report dated November 13, 2000, on the Registrant's consolidated financial statements for the fiscal years ended July 31, 2000 and 1999, contained no adverse opinion or disclaimer of opinion, nor was any such report qualified as to uncertainty, audit scope, or accounting principles.
During the fiscal years ended July 31, 2000 and 1999, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

         During a meeting of the Registrant's audit committee on November 16, 2000, KPMG LLP orally notified the members of the audit committee of certain material weaknesses in certain of the Registrant's internal controls. KPMG LLP stated to the audit committee that as of July 31, 2000, it believed that the Registrant did not have specific policies and procedures in place to adequately estimate the valuation adjustments required on its accounts receivable balances. These adjustments include the allowance for bad debts, reserve for aged receivables, and payment adjustments on product sales. In addition, KPMG LLP informed the audit committee that it believed that the Registrant did not have an adequate system to ensure proper recording of sales returns. On November 22, 2000, KPMG LLP delivered a letter dated November 13, 2000, to the Registrant that further described these weaknesses and other reportable conditions and recommended the following additional actions: (a) development of specific accounting policies and procedures; (b) adding sufficient qualified accounting personnel; (c) timely reconciliation of accounts; and (d) strengthening controls surrounding accounting for sales and returned sales. The Registrant has corrected, or is aggressively taking steps to correct, the matters identified by KPMG LLP.

         KPMG LLP also issued a letter dated March 29, 2000, in connection with its review of the Registrant's financial statements for its quarter ended
January 31, 2000. This letter described two internal control weaknesses, considered to be reportable conditions, and recommended timely reconciliation of cash accounts and preparation of an accounts receivable aging report. In June 2000 at the conclusion of the review of the Registrant's financial statements for its quarter ended April 30, 2000, KPMG LLP orally notified a member of the Registrant's audit committee of the continued existence of the reportable conditions noted in the letter dated March 29, 2000.

         KPMG LLP also issued a letter dated October 25, 1999, in connection with its audit of the Registrant's consolidated financial statements as of and for the fiscal year ended July 31, 1999. This letter described certain internal control weaknesses, considered to be reportable conditions, and recommended the following actions: (a) timely reconciliation of cash accounts; (b) adding sufficient qualified accounting personnel; (c) strengthening controls surrounding accounting for sales; and (d) development of specific formal accounting policies and procedures.

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         The  Registrant  has  authorized  KPMG  LLP  to  respond  fully  to any inquiries of any successor accountant concerning the matters described above. The board of directors of the Registrant has not yet selected a successor accountant.

         The Registrant has requested KPMG LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of that letter dated November 27, 2000 is filed as
Exhibit 16 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)  Exhibits

           Exhibit 16     Letter of KPMG LLP re change in certifying accountant

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DATED:  November 27, 2000                   SONUS CORP.



                                            By
                                              /s/ Paul C. Campbell
                                              --------------------------------
                                              Paul C. Campbell
                                              Senior Vice President and
                                              Chief Financial Officer

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